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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  November 2, 2000
               Date of Earliest Event Reported: October 31, 2000



                          T & W FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)



                                  Washington
        (State or other jurisdiction of incorporation or organization)



          0-23013                                      91-1844249
  (Commission File Number)                (I.R.S. Employer Identification No.)



6416 Pacific Highway East, Tacoma, Washington                  98424
(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code: (253) 922-5164

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On October 31, 2000, T & W Financial Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the Western District of Washington at Seattle. The case was assigned to Bankruptcy Judge Samuel J. Steiner, Case No. 00-10868 (replacing previously issued case number).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     A copy of the press release issued by the Registrant on November 2, 2000, reporting the Chapter 11 filing and related matters is filed as Exhibit 99.1 hereto.

     (c)    Exhibits.

     99.1.  Press Release, dated November 2, 2000.


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                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    T & W Financial Corporation
                                    (Registrant)


Date:  November 2, 2000             By:  /s/ Kenneth W. McCarthy
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                                         Kenneth W. McCarthy, Secretary


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